                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to section 13 or 15(d) of
                      the Securities exchange act of 1934


Date of Report (Date of earliest event reported): June 29, 2000
                                                 -----------------


                               BriteSmile, Inc.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                                Utah
--------------------------------------------------------------------------------
        (State or other jurisdiction of incorporation or organization)


    0-17594                                   87-0410364
---------------------------         --------------------------------------
(Commission file number)             (I.R.S. Employer Identification No.)




 490 North Wiget Lane
 Walnut Creek, CA                                          94598
--------------------------------------------------------------------------------
(Address of principal executive offices)                (Zip Code)


Registrant's telephone number, including area code: (925) 941-6260



                                Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)





Item 5.    Other Events

     On June 29, 2000, BriteSmile, Inc. (the "Company") closed a Securities Purchase Agreement with nine investors (the "Investors"), pursuant to which the Company sold in a private placement (the "Note Offering") its 5% Subordinated Convertible Notes due June 29, 2005 in the aggregate principal amount of $15,583,333 (the "Notes").

     The Notes are convertible into shares of the Company's Common Stock, par value $.001 per share (the "Common Stock"), at a per share conversion price of $6.18, which is 120% of the average of the closing bid price of the Common Stock during the ten-trading day period immediately prior to June 27, 2000, the date the transaction documents were signed. The Company also issued to the Investors, pro rata, warrants (the "Warrants") to purchase a total of 1,260,787 shares of Common Stock, which have a term of five years and an exercise price of $7.21 per share. The conversion price of the Notes and the exercise price of the Warrants are subject to certain reset and/or penalty provisions as set forth in the transaction documents.

     Two of the Investors purchasing a total of $3,500,000 principal amount of the Notes are unaffiliated with the Company. These unaffiliated investors include CapEx, L.P., and Pacific Mezzanine Fund.

     Seven of the Investors, purchasing an aggregate amount of $12,083,332 of the Notes, are presently affiliates of the Company. The affiliated Investors include LCO Investments Limited (shareholder and affiliated with director Anthony Pilaro), John Reed (shareholder, CEO and director), Gasper Lazzara, Jr. (director), Andrew McKelvey (shareholder and affiliated with director Bradford Peters), and Pequot Private Equity Fund II, L.P., Pequot International Fund, Inc., and Pequot Partners Fund, L.P. (shareholders and affiliated with director Gerald Poch).

     Pursuant to a Registration Rights Agreement between the Investors and the Company, the Company agreed to register with the Securities and Exchange Commission (the "SEC"), within 120 days from the closing date, the shares of Common Stock underlying the Notes and Warrants for offer and sale under the Securities Act of 1933, as amended.

     Several of the shareholders and directors described above have agreed to purchase up to an additional $3,916,668 of the Notes in the event that other investors do not purchase that amount of the Notes on or before July 31, 2000 on similar terms.

     The terms of the Private Placement are set forth in full in the forms of Securities Purchase Agreement, Convertible Subordinated Note, Registration Rights Agreement, and Warrant to Purchase Common Stock filed as exhibits to this Report.

Item 7.  Exhibits.

Exhibit No.                        Description
___________                        ____________

(10) Securities Purchase Agreement dated as of June 27, 2000, between the Company and the Investors, together with exhibits including form of 5% Subordinated Convertible Notes of the Company dated June 29, 2000 due June 29, 2005, form of Warrant to Purchase Common Stock of the Company dated June 29, 2000, and form of Registration Rights Agreement dated June 29, 2000 between the Company and the Investors (filed herewith).

(99) Press release dated June 30, 2000 issued by the Registrant (filed herewith).



                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        BriteSmile, Inc.


                                 By:   /s/ Paul A. Boyer
                                       ------------------------------------
                                       Paul A. Boyer
                                       Chief Financial Officer


Date: June 30, 2000

                                EXHIBIT INDEX


Exhibit No.
Under Reg.                                                        Sequential
S-K, Item 601               Description                           Page Number
_____________               ____________                          ____________


(10)                   Securities Purchase Agreement
                       dated as of June 27, 2000,
                       between the Company and the Investors,
                       together with exhibits including form
                       of 5% Subordinated Convertible Notes
                       of the Company dated June 29, 2000
                       due June 29, 2005, form of Warrant
                       to Purchase Common Stock of the Company
                       dated June 29, 2000, and form of
                       Registration Rights Agreement dated
                       June 29, 2000 between the Company and
                       the Investors (filed herewith).

(99)                   Press release dated June 30, 2000
                       issued by the Registrant.